CONSULTING AGREEMENT

         AGREEMENT dated as of the 17th day of June, 2005, by and between Adsouth Partners, Inc., a Nevada corporation with its principal office at 1515 North Federal Highway, Suite 418, Boca Raton, Florida 33432 (the "Company"), and John P. Acunto, Jr., residing at 7098 Via Firenze, Boca Raton, Florida 33433 ("Consultant").

                              W I T N E S S E T H:

         WHEREAS, the Company has engaged Consultant as its chief executive officer pursuant to an employment agreement dated as of July 1, 2004 (the "Prior Employment Agreement"); and

         WHEREAS, Consultant desires to resign, contemporaneously with the execution of this Agreement and continue to provide services as a consultant to the Company, on and subject to the terms of this Agreement;; and

         WHEREAS, the Company desires to engage Consultant to provide his services to on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement, the parties agree as follows:

         1. Resignation. Consultant hereby resigns, effective immediately, as an officer and director of the Company.

         2.     Services.

                (a) Subject to the terms and conditions hereinafter set forth, the Company hereby engages Consultant as a consultant and will provide the services (the "Services") during the Term of this Agreement. The Services shall include marketing services relating to the Company's advertising business, including identifying potential clients, actively seeking to generate business from such prospects and assistance, including, when requested, supervisory services, relating to the development and implementation of an advertising campaign, and such services relating to the Company's products division as Consultant and the Company may mutually determine. Consultant shall report to the Company's chief executive officer or other officer designated by the chief executive officer.



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                (b)    Unless terminated earlier as provided for in Section 6 of
this Agreement, this Agreement shall have an initial term (the "Initial Term") commencing as of the date of this Agreement and expiring on June 30, 2008, and shall continue on a year-to-year basis thereafter unless terminated by either the Company or Consultant on not less than ninety (90) days written notice prior to the expiration of the Initial Term or any one-year extension. The Initial
Term and the one-year extensions are collectively referred to as the "Term."

         3. Consultant's Performance. Consultant hereby accepts the engagement contemplated by this Agreement. Although Consultant will perform the Services on a substantially full-time basis, Consultant may engage in other business and personal activities, as long as the performance of such services or other activities do not conflict with Consultant's obligations under this Agreement. During the Term, Consultant shall perform the Services diligently, in good faith and in a manner consistent with the best interests of the Company. Consultant will not be required to move his residence from South Florida.

         4.     Compensation.

                (a) For his services to the Company during the Term, the Company shall pay Consultant (i) an initial non-refundable payment in the amount of two hundred thousand dollars ($200,000), which shall be paid contemporaneously with the execution of this agreement and (ii) a draw (the "Draw") in the amount of seventeen thousand dollars ($17,000) per month commencing with the month of July 2005, payable in advance on the first day of the month. The Draw shall be a nonrefundable payment on account of Commissions as hereinafter provided.

                (b) The Company shall pay Consultant a commission (the "Commission") on all Covered Accounts, as hereinafter defined, equal to five percent (5%) of the Company's gross profit on the Covered Accounts which are generated during the Term. Gross profit shall be determined in accordance with generally accepted accounting principles consistently defined. A determination by the Company's independent accountants as to the gross profit from any Covered Account or the Company's gross profit pursuant to Section 4(e) of this Agreement shall be final, binding and conclusive on all parties.

                (c)    The term "Covered Accounts" shall mean:

                       (i) All of the Company's present advertising accounts;


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                       (ii) Any new advertising accounts which are generated by
Consultant's efforts;

                       (iii) Any new products to which the Company acquires rights during the Term, including ownership of the product or license or distribution rights to the product, if such products or the rights to the products are generated from an advertising account that comes within the definition of a Covered Account.

                (d) The Commission shall be determined quarterly, not later than the date on which the Company files its annual or quarterly report with the Securities and Exchange Commission. The Company shall provide Consultant with a statement setting forth the determination of the Commission due for the quarter. Such statement shall be accompanied by payment equal to the amount of the Commission due for the quarter less all payments of Draw made through the last month of the quarter covered by the statement. To the extent that the Draw paid for any quarter exceeds the Commission payable with respect to the quarter, the amount by which the Draw exceeds the Commission payable shall be carried forward to the next quarter and thereafter until applied or the earlier termination of this Agreement.

                (e) Contemporaneously with the execution of this Agreement, the Company shall grant Consultant a five-year non-qualified stock option (the "Option") to purchase two million thousand (2,000,000) shares of the Company's common stock, par value $.0001 per share, at an exercise price of sixty five cents ($.65) per share. The Option shall be exercisable in cumulative installments as follows:

                       (i) The Option shall be immediately exercisable as to five hundred thousand (500,000) shares.

                       (ii) For each calendar quarter during the Term, commencing with the quarter ending September 30, 2005, the Option shall become exercisable as to the greater of (A) a fraction of one twenty five thousand (125,000) shares, the numerator of which is the Company's gross profit for the quarter, determined in accordance with generally accepted accounting principles consistently applied, and the denominator of which is five hundred thousand dollars ($500,000), or (B) the number of shares of Common Stock as to which the Option had not become exercisable as of the last day of the applicable calendar quarter; provided, however, that in no event shall the option become exercisable pursuant to this Section 4(e)(ii) for more than six hundred thousand (600,000) shares in any twelve (12) month period.


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                       (iii) Notwithstanding the foregoing, the Option shall not
be exercisable until such time as the Company's authorized common stock has been increased from 33,333,333 shares to a number approved by the Company's board of directors.

                (f) Consultant shall not receive any compensation by any subsidiary of the Company.

         5. Reimbursement of Expenses. The Company shall reimburse Consultant, upon presentation of proper expense statements, for all authorized, ordinary and necessary out-of-pocket expenses reasonably incurred by Consultant during the Term in connection with the performance of his services pursuant to this Agreement hereunder in accordance with the Company's expense reimbursement policy.

         6.     Termination.

                (a) This Agreement and Consultant's engagement hereunder shall terminate immediately upon the death of Consultant.

                (b) This Agreement and Consultant's engagement hereunder, may be terminated by Consultant or the Company on written notice to Consultant in the event of Consultant's Disability. The term "Disability" shall mean any illness, disability or incapacity of Consultant which prevents him from substantially performing his regular duties for a period of two (2) consecutive months or three (3) months, even though not consecutive, in any twelve (12) month period.

                (c) The Company may terminate this Agreement and Consultant's engagement for Cause. The term "Cause" shall mean (i) a breach of Sections 7, 8 or 9 of this Agreement; (ii) a breach of trust whereby Consultant obtains personal gain or benefit at the expense of or to the detriment of the Company; or (iii) a conviction of Consultant of any felony or any misdemeanor involving drugs or controlled substances or theft, embezzlement or other taking of property belonging to another person.

                (d) In the event of termination of this Agreement or Consultant's engagement, either by the Company, as provided in this Section 6, or by Consultant, Consultant shall receive no further compensation pursuant to this Agreement, except that Consultant shall be entitled to Commissions due on gross profit from Covered Accounts through the last day of the month in which the termination of this Agreement or the termination of his engagement occurs.


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         7.     Trade Secrets and Proprietary Information.

                (a) Consultant recognizes and acknowledges that the Company, through the expenditure of considerable time and money, has developed and will continue to develop in the future information concerning customers, clients, marketing, products, services, business, research and development activities and operational methods of the Company and its customers or clients, contracts, financial or other data, technical data or any other confidential or proprietary information possessed, owned or used by the Company, the disclosure of which could or does have a material adverse effect on the Company, its business, any business it proposes to engage in, its operations, financial condition or prospects and that the same are confidential and proprietary and considered "confidential information" of the Company for the purposes of this Agreement. In consideration of his engagement, Consultant agrees that he will not, during or after the Term, without the consent of the Company's board of directors, make any disclosure of confidential information now or hereafter possessed by the Company, to any person, partnership, corporation or entity either during or after the term here of, except that nothing in this Agreement shall be construed to prohibit Consultant from using or disclosing such information (a) if such disclosure is necessary in the normal course of the Company's business in accordance with Company policies or instructions or authorization from chief executive or financial officer or an officer designated by the chief executive or financial officer, or (b) such information shall become public knowledge other than by or as a result of disclosure by a person not having a right to make such disclosure, or (c) subsequent to the Term, if such information shall have either (i) been developed by Consultant independent of any of the Company's confidential or proprietary information or (ii) been disclosed to Consultant by a person not subject to a confidentiality agreement with or other obligation of confidentiality to the Company. For the purposes of Sections 7, 8 and 9 of this Agreement, the term "Company" shall include the Company, its parent, its subsidiaries and affiliates, other than affiliates whose relationship as an affiliate is derived solely from Consultant's interest in or position at the other party.

                (b) In the event that any trade secrets or other confidential information covered by Section 7(a) of this Agreement is required to be produced by Consultant pursuant to legal process, Consultant shall give the Company notice of such legal process within a reasonable time, but not later than ten (10) business days prior to the date such disclosure is to be made, unless Consultant has received less notice, in which event Consultant shall immediately notify the Company. The Company shall have the right to object to any such disclosure, and if the Company objects (at the Company's cost


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

and expense) in a timely manner so that Consultant is not subject to penalties for failure to make such disclosure, Consultant shall not make any disclosure until there has been a court determination on the Company's objections. If disclosure is required by a court order, final beyond right of review, or if the Company does not object to the disclosure, Consultant shall make disclosure only to the extent that disclosure is unequivocally required by the court order, and Consultant will exercise reasonable efforts at the Company's expense, to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

         8.     Covenant Not To Solicit or Compete.

                (a) During the period from the date of this Agreement until one (1) year following the expiration or termination of this Agreement, Consultant will not, directly or indirectly:

                       (i) Persuade or attempt to persuade any person or entity which is or was a customer, client or supplier of the Company to cease doing business with the Company, or to reduce the amount of business it does with the Company (the terms "customer" and "client" as used in this Section 8 to include any potential customer or client to whom the Company submitted bids or proposals, or with whom the Company conducted negotiations, during the term of Consultant's engagement hereunder or during the twelve (12) months preceding the termination of this Agreement or his engagement hereunder;

                       (ii) solicit for himself or any other person or entity other than the Company the business of any person or entity which is a customer or client of the Company, or was a customer or client of the Company within one
(1) year prior to the termination of this Agreement or his engagement hereunder;

                       (iii) persuade or attempt to persuade any employee of the Company, or any individual who was an employee of the Company during the one (1) year period prior to the termination of this Agreement, to leave the Company's employ, or to become employed by any person or entity other than the Company; or

                       (iv) engage in any business in the United States whether as an officer, director, consultant, partner, guarantor, principal, agent, employee, advisor or in any manner, which directly competes with the business of the Company as it is engaged in at the time of the termination of this Agreement, unless, at the time of such termination or thereafter during the period that Consultant is


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bound by the provisions of this Section 8, the Company ceases to be engaged in such activity, provided, however, that nothing in this Section 8 shall be construed to prohibit Consultant from owning an interest of not more than five (5%) percent of any public company engaged in such activities.

                (b) Consultant acknowledges that the restrictive covenants (the "Restrictive Covenants") contained in Sections 7 and 8 of this Agreement are a condition of his engagement are reasonable and valid in geographical and temporal scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part of any of the Restrictive Covenants, is invalid or unenforceable, the remainder of the Restrictive Covenants and parts thereof shall not thereby be affected and shall remain in full force and effect, without regard to the invalid portion. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable because of the geographic or temporal scope of such provision, such court shall have the power to reduce the geographic or temporal scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

         9. Inventions and Discoveries. Consultant agrees promptly to disclose in writing to the Company any invention or discovery made by him during the Term, whether during or after working hours, in any business in which the Company is then engaged or which otherwise relates to any product or service dealt in by the Company and such inventions and discoveries shall be the Company's sole property. Upon the Company's request, Consultant shall execute and assign to the Company all applications for copyrights and letters patent of the United States and such foreign countries as the Company may designate, and Consultant shall execute and deliver to the Company such other instruments as the Company deems necessary to vest in the Company the sole ownership of all rights, title and interest in and to such inventions and discoveries, as well as all copyrights and/or patents. If services in connection with applications for copyrights and/or patents are performed by Consultant at the Company's request after the termination of his engagement hereunder, the Company shall pay him reasonable compensation for such services rendered after termination of this Agreement.

         10. Injunctive Relief. Consultant agrees that his violation or threatened violation of any of the provisions of Sections 7, 8 or 9 of this Agreement shall cause immediate and irreparable harm to the Company. In the event of any breach or threatened breach of any of said provisions, Consultant consents to the entry of preliminary and permanent injunctions by a court of competent jurisdiction prohibiting Consultant from any violation or threatened violation of such provisions and compelling Consultant to


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comply with such provisions. This Section 10 shall not affect or limit, and the injunctive relief provided in this Section 10 shall be in addition to, any other remedies available to the Company at law or in equity or in arbitration for any such violation by Consultant. The provisions of Sections 7, 8, 9 and 10 of this Agreement shall survive any termination of this Agreement and Consultant's engagement pursuant to this Agreement.

         11. Indemnification. The Company shall provide Consultant with payment of legal fees and indemnification to the maximum extent permitted by the Company's Certificate of Incorporation, By-Laws, and the laws of the jurisdiction under which the Company was organized.

         12. Independent Contractor. In all matters relating to this Agreement, Consultant shall act as an independent contractor. He is not, and shall not be, an employee, joint venturer, partner or agent of the Company, and he shall assume any and all liability for his own acts. Consultant shall have no authority to assume or create obligations, express or implied, on behalf of the Company or any subsidiary or affiliate of the Company, and Consultant shall have no authority to represent the Company as its agent, employee, partner or in any other capacity.

        13. Lock-up Agreement. Consultant agrees that he will not, and he represents that he has obtained the agreement of his wife, Angela Acunto, as follows:

                (a) Each of Consultant and his wife will not publicly sell any of the 933,334 which each of them received in connection with the January 2004 reverse merger, for a period of two years from the date of this Agreement. Thereafter, sales of such shares shall be subject to the provisions of Section 13(b) of this Agreement.

                (b) During the two years following the date of this Agreement and thereafter for as long as they own beneficially, as defined by the regulation of the Securities and Exchange Commission, in the aggregate at least 10% of the Company's outstanding common stock, neither Consultant nor his wife will sell any shares of the Company's common stock owned by him or her except within the volume limitations of Rule 144 of the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. For purpose of determining the Rule 144 limitation, sales by Consultant and his wife shall be combined.


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                (c)    The restriction in this Section 13 shall apply to any
donee of Consultant or his wife and any person who acquired the shares from Consultant or his wife other than in an open market purchase.

         14. Rights Concerning Directors. During the Term, Consultant shall have the right to designate one individual, reasonably acceptable to the Company, to serve as a director provided that such individual would be an independent director under the listing requirements for the Nasdaq Stock Exchange.

         15.    Miscellaneous.

                (a) Consultant represents, warrants, covenants and agrees that he has a right to enter into this Agreement, that he is not a party to any agreement or understanding, oral or written, which would prohibit performance of his obligations under this Agreement, and that he will not use in the performance of his obligations hereunder any proprietary information of any other party which he is legally prohibited from using.

                (b) The Company represents, warrants and agrees that it has full power and authority to execute and deliver this Agreement and perform its obligations hereunder and this Agreement has been duly authorized by the Board and no other corporate action is required of the Company to enter into this Agreement and perform its obligations hereunder.

                (c) If requested by the Company, Consultant will cooperate with the Company in connection with the Company's application to obtain key-man life insurance on his life, on which the Company will be the beneficiary. Such cooperation shall include the execution of any applications or other documents requiring his signature and submission of insurance applications and submission to a physical.

                (d) Any notice, consent or communication required under the provisions of this Agreement shall be given in writing and sent or delivered by hand, overnight courier or messenger service, against a signed receipt or acknowledgment of receipt, or by registered or certified mail, return receipt requested, or telecopier or similar means of communication if receipt is acknowledged or if transmission is confirmed by mail as provided in this Section 15(d), to the parties at their respective addresses set forth at the beginning of this Agreement or by telecopier to the Company at (561) 750-0420, or to Consultant at (561) - , with notice to the Company being sent to the attention of the


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individual who executed this Agreement on behalf of the Company. Either party may, by like notice, change the person, address or telecopier number to which notice is to be sent. If no telecopier number is provided for Consultant, notice to him shall not be sent by telecopier.

                (e) This Agreement shall in all respects be construed and interpreted in accordance with, and the rights of the parties shall be governed by, the laws of the State of Florida applicable to contracts executed and to be performed wholly within such State, without regard to principles of conflicts of laws except that the provisions of Section 10 shall be governed by the corporation law of the state in which the Company is incorporated.

                (f) Except for actions, suits, or proceedings taken pursuant to or under Section 7, 8, 9 or 10 of this Agreement, any dispute concerning this Agreement or the rights of the parties hereunder shall be submitted to binding arbitration in Miami, Florida before a single arbitrator under the rules of the American Arbitration Association. The award of the arbitrator shall be final, binding and conclusive on all parties, and judgment on such award may be entered in any court having jurisdiction. The arbitrator shall have the power, in his discretion, to award counsel fees and costs to the prevailing party. The arbitrator shall have no power to modify or amend any specific provision of this Agreement except as expressly provided in Section 8(b) and 15(h) of this Agreement.

                (g) Notwithstanding the provisions of Section 15(f) of this Agreement, with respect to any claim for injunctive relief or other equitable remedy pursuant to Section 10 of this Agreement or any claim to enforce an arbitration award or to compel arbitration, the parties hereby (i) consent to the exclusive jurisdiction of the state courts sitting in Palm Beach County, Florida and (ii) waives any claim that the jurisdiction of any such court is not a convenient forum for any such action and any defense of lack of in personam jurisdiction with respect thereof.

                (h) If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be determined to be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law, and any court or arbitrator having jurisdiction may reduce the scope of any provision of this Agreement, including the geographic and temporal restrictions set forth in
Section 7 of this Agreement, so that it complies with applicable law.


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                (i)    This Agreement constitute the entire agreement of the
Company and Consultant as to the subject matter hereof, superseding all prior or contemporaneous written or oral understandings or agreements, including any and all previous employment or consulting agreements or understandings, all of which, except as hereinafter provided, are hereby terminated, with respect to the subject matter covered in this Agreement. This Agreement may not be modified or amended, nor may any right be waived, except by a writing which expressly refers to this Agreement, states that it is intended to be a modification, amendment or waiver and is signed by both parties in the case of a modification or amendment or by the party granting the waiver. No course of conduct or dealing between the parties and no custom or trade usage shall be relied upon to vary the terms of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. In particular, the obligations of the Company and Consultant pursuant to the Prior Employment Agreement are hereby terminated, and the Company shall have no obligation of any kind to Consultant pursuant to the Prior Employment Agreement, except that Consultant's obligations and the Company's rights pursuant to Sections 6, 7, 8 and 9 of the Prior Employment Agreement shall remain in full force and effect.

                (j) Neither party hereto shall have the right to assign or transfer any of its or his rights hereunder except in connection with a merger of consolidation of the Company or a sale by the Company of all or substantially all of its business and assets.

                (k) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, executors, administrators and permitted assigns.

                (l) The headings in this Agreement are for convenience of reference only and shall not affect in any way the construction or interpretation of this Agreement.

                (m) No delay or omission to exercise any right, power or remedy accruing to either party hereto shall impair any such right, power or remedy or shall be construed to be a waiver of or an acquiescence to any breach hereof. No waiver of any breach hereof shall be deemed to be a waiver of any other breach hereof theretofore or thereafter occurring. Any waiver of any provision hereof shall be effective only to the extent specifically set forth in an applicable writing. All remedies afforded to either party under this Agreement, by law or otherwise, shall be cumulative and not alternative and shall not


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preclude assertion by such party of any other rights or the seeking of any other rights or remedies against any other party.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                ADSOUTH PARTNERS, INC.

                                By:_______________________________________
                                   Anton Lee Wingeier, Chief Financial Officer


                                __________________________________________
                                John P. Acunto, Jr.




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